MANNING & NAPIER FUND, INC.

Supplement dated April 8, 2015

to the combined Prospectus (the “Prospectus”) dated May 1, 2014 as supplemented

November 7, 2014 and April 7, 2015 for the following Series:

Inflation Focus Equity Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Board of Directors of the Manning & Napier Fund, Inc. (the “Fund”) has voted to terminate the offering of shares of the Inflation Focus Equity Series (“the Series”) and instructed the officers of the Fund to take all steps necessary to completely liquidate the Series. Accordingly, the Series will be closed to new investors and to additional investments from existing shareholders as follows:

For discretionary investment clients of Manning & Napier Advisors, LLC and its affiliates: The Series will be closed to new investors and to additional investments from existing shareholders effective immediately.

For other shareholders: Effective immediately, the Series will be closed to new investors. Effective April 10, 2015, the Series will stop selling its shares to existing shareholders and will no longer accept automatic investments from existing shareholders.

The Series will redeem all of its outstanding shares on or about May 11, 2015 and distribute the proceeds to the Series’ shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses).

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for those shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

As Series shareholders redeem shares of the Series between the date of this supplement and the date of the final redemption, and as the Series increases its cash positions to facilitate redemptions, the Series may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Series may not be able to achieve its investment objectives during the period between the date of this supplement and the date of its final redemption.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp MNIFX 04/08/2015